SMITH BARNEY WORLD FUNDS, INC.



	MANAGEMENT AGREEMENT made this first day of February, 1994, between SMITH BARNEY WORLD FUNDS, INC., a Maryland corporation (hereinafter called the "Investment Company"), on behalf of the European Portfolio (referred to herein as the "Portfolio"), and SMITH, BARNEY ADVISERS, INC., a Delaware corporation (hereinafter called the "Manager").

	WHEREAS, the Portfolio has been organized for the purpose of investing its funds in securities and desires to avail itself of the experience, sources of information, advice, assistance and facilities available to the Manager and to have the Manager perform for it various management, statistical, accounting and clerical services; and the Manager is willing to furnish such advice, facilities and services on the terms and conditions hereinafter set forth.

	NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed as follows:

	1. The Investment Company shall at all times keep the Manager fully informed with regard to the securities owned by the Portfolio, its funds available or to become available for investment, and generally as to the condition of its affairs. The Investment Company shall furnish the Manager with a copy of all financial statements certified by its financial officer, and a signed copy of each report prepared by certified public accountants with respect to it, and with such other information with regard to its affairs as the Manager may from time to time reasonably request.

	2. The Manager shall furnish to the Board of Directors and officers of the Investment Company advice and recommendations with respect to the acquisition, by purchase, exchange, subscription or otherwise, the holding, and the disposal, through sale, exchange or otherwise, of securities, and advice and recommendations with respect to other aspects of the business and affairs of the Portfolio; and shall, subject to the Board of Directors of the Investment Company, manage and supervise the business and affairs of the Portfolio.

	3. The Manager shall supply the Board of Directors and officers of the Investment Company with all statistical information reasonably required by them and reasonably available to the Manager; shall furnish the Portfolio with an office, and with ordinary clerical and bookkeeping services at such office; and shall authorize and permit any of its directors, officers and employees, who may be elected as directors or officers of the Investment Company, to serve in the capacities to which they are elected. All services to be furnished by the Manager under this Agreement may be furnished through the medium of any directors, officers or employees of the Manager.

	4. With respect to the Portfolio's securities, subject to the review and oversight of the Board of Directors of the Investment Company, the Manager shall purchase such securities from or through and sell such securities to or through such persons, brokers or dealers, including, if permitted by applicable law, Smith Barney Shearson Inc., as it shall deem appropriate. In placing orders for such purchases and sales it is recognized that the Manager may give consideration to research, statistical and other services furnished by brokers and dealers to the Manager or an affiliated person of the Manager for their use.

	5. No director, officer or employee of the Investment Company shall receive from the Investment Company any salary or other compensation as such director, officer or employee while he is at the same time a director, officer or employee of the Manager. This paragraph shall not apply to consultants and other persons who are not regular members of the Manager's staff.



	6. As compensation for the services performed and the facilities furnished by the Manager, including the services of any consultants retained by the Manager, the Investment Company shall pay a fee to the Manager an annual fee of 0.85% of the Portfolio's average daily net assets; the fee is calculated daily and paid monthly. If this Agreement is terminated as of any date not the last day of a month, such fee shall be prorated and paid as promptly as possible after such date of termination.

	7. In the event that total expenses of the Portfolio in any fiscal year, including the Manager's advisory fee received under paragraph 6 above and the fee payable under the Plan of Distribution, but excluding interest, taxes, brokerage fees and extraordinary expenses, should exceed the lowest applicable annual expense limitation established pursuant to the statutes or regulations of any such jurisdictions in which shares of the Fund are then qualified for offer and sale, the Manager shall waive its management fee to the extent of any such excess. General corporate expenses of the Investment Company and the management fee shall be allocated among the Portfolios on the basis of relative net assets and direct expenses shall be charged to the respective Portfolios.

	8. The Manager assumes no responsibility under this Agreement other than to render the services called for hereunder in good faith.

	9. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Manager who may also be a director, officer or employee of the Investment Company to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business or to render services of any kind to any other corporation, firm, individual or association.

	10. This Agreement shall terminate automatically in the event of its assignment, the term "assignment" for this purpose having the definition set forth in Section 2(a) (4) of the Investment Company Act of 1940.

	11. This Agreement may be terminated at any time, without the payment of any penalty, (a) by the Board of Directors of the Investment Company or by vote of a majority of the outstanding voting securities of the Portfolio as defined in the Investment Company Act of 1940 and Rules thereunder on sixty days' written notice addressed to the Manager at its principal place of business; and (b) by the Manager on sixty days' written notice addressed to the Investment Company at its principal place of business.

	12. This Agreement shall become effective upon its execution by an authorized officer of the respective parties to the Agreement. This Agreement shall continue in effect only so long as its continuance is specifically approved annually as required by the 1940 Act.

	13. Under a License Agreement dated June 10, 1991 between the Investment Company and Smith Barney Shearson Inc. ("Smith Barney"), Smith Barney has granted to the Investment Company a royalty-free, non-exclusive license to use the term "Smith Barney" in the United States as part of its name only in connection with the operation of an investment company. It is further provided in the License Agreement that Smith Barney may use or license the above term in connection with other investment companies, subject to the requirements of the Investment Company Act of 1940, or any other business enterprise during the term of such License Agreement or thereafter. The
License Agreement is terminable by Smith Barney on sixty days' notice to the Investment Company. Upon such termination the Investment Company is required to change its name to one which does not include the above term.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the date first above written by their officers thereunto authorized.


		SMITH BARNEY WORLD FUNDS, INC.

		By
		    Chairman of the Board and
		    Chief Executive Officer
CORPORATE SEAL
Attest:

	   Secretary


		SMITH, BARNEY ADVISERS, INC.

		By
		    President
CORPORATE SEAL
Attest:

	    Secretary



	SMITH BARNEY WORLD FUNDS, INC.



	MANAGEMENT AGREEMENT made this first day of February, 1994, between SMITH BARNEY WORLD FUNDS, INC., a Maryland corporation (hereinafter called the "Investment Company"), on behalf of the Pacific Portfolio (referred to herein as the "Portfolio"), and SMITH, BARNEY ADVISERS, INC., a Delaware corporation (hereinafter called the "Manager").

	WHEREAS, the Portfolio has been organized for the purpose of investing its funds in securities and desires to avail itself of the experience, sources of information, advice, assistance and facilities available to the Manager and to have the Manager perform for it various management, statistical, accounting and clerical services; and the Manager is willing to furnish such advice, facilities and services on the terms and conditions hereinafter set forth.

	NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed as follows:

	1. The Investment Company shall at all times keep the Manager fully informed with regard to the securities owned by the Portfolio, its funds available or to become available for investment, and generally as to the condition of its affairs. The Investment Company shall furnish the Manager with a copy of all financial statements certified by its financial officer, and a signed copy of each report prepared by certified public accountants with respect to it, and with such other information with regard to its affairs as the Manager may from time to time reasonably request.

	2. The Manager shall furnish to the Board of Directors and officers of the Investment Company advice and recommendations with respect to the acquisition, by purchase, exchange, subscription or otherwise, the holding, and the disposal, through sale, exchange or otherwise, of securities, and advice and recommendations with respect to other aspects of the business and affairs of the Portfolio; and shall, subject to the Board of Directors of the Investment Company, manage and supervise the business and affairs of the Portfolio.

	3. The Manager shall supply the Board of Directors and officers of the Investment Company with all statistical information reasonably required by them and reasonably available to the Manager; shall furnish the Portfolio with an office, and with ordinary clerical and bookkeeping services at such office; and shall authorize and permit any of its directors, officers and employees, who may be elected as directors or officers of the Investment Company, to serve in the capacities to which they are elected. All services to be furnished by the Manager under this Agreement may be furnished through the medium of any directors, officers or employees of the Manager.

	4. With respect to the Portfolio's securities, subject to the review and oversight of the Board of Directors of the Investment Company, the Manager shall purchase such securities from or through and sell such securities to or through such persons, brokers or dealers, including, if permitted by applicable law, Smith Barney Shearson Inc., as it shall deem appropriate. In placing orders for such purchases and sales it is recognized that the Manager may give consideration to research, statistical and other services furnished by brokers and dealers to the Manager or an affiliated person of the Manager for their use.

	5. No director, officer or employee of the Investment Company shall receive from the Investment Company any salary or other compensation as such director, officer or employee while he is at the same time a director, officer or employee of the Manager. This paragraph shall not apply to consultants and other persons who are not regular members of the Manager's staff.



	6. As compensation for the services performed and the facilities furnished by the Manager, including the services of any consultants retained by the Manager, the Investment Company shall pay a fee to the Manager an annual fee of 0.85% of the Portfolio's average daily net assets; the fee is calculated daily and paid monthly. If this Agreement is terminated as of any date not the last day of a month, such fee shall be prorated and paid as promptly as possible after such date of termination.

	7. In the event that total expenses of the Portfolio in any fiscal year, including the Manager's advisory fee received under paragraph 6 above and the fee payable under the Plan of Distribution, but excluding interest, taxes, brokerage fees and extraordinary expenses, should exceed the lowest applicable annual expense limitation established pursuant to the statutes or regulations of any such jurisdictions in which shares of the Fund are then qualified for offer and sale, the Manager shall waive its management fee to the extent of any such excess. General corporate expenses of the Investment Company and the management fee shall be allocated among the Portfolios on the basis of relative net assets and direct expenses shall be charged to the respective Portfolios.

	8. The Manager assumes no responsibility under this Agreement other than to render the services called for hereunder in good faith.

	9. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Manager who may also be a director, officer or employee of the Investment Company to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business or to render services of any kind to any other corporation, firm, individual or association.

	10. This Agreement shall terminate automatically in the event of its assignment, the term "assignment" for this purpose having the definition set forth in Section 2(a) (4) of the Investment Company Act of 1940.

	11. This Agreement may be terminated at any time, without the payment of any penalty, (a) by the Board of Directors of the Investment Company or by vote of a majority of the outstanding voting securities of the Portfolio as defined in the Investment Company Act of 1940 and Rules thereunder on sixty days' written notice addressed to the Manager at its principal place of business; and (b) by the Manager on sixty days' written notice addressed to the Investment Company at its principal place of business.

	12. This Agreement shall become effective upon its execution by an authorized officer of the respective parties to the Agreement. This Agreement shall continue in effect only so long as its continuance is specifically approved annually as required by the 1940 Act.

	13. Under a License Agreement dated June 10, 1991 between the Investment Company and Smith Barney Shearson Inc. ("Smith Barney"), Smith Barney has granted to the Investment Company a royalty-free, non-exclusive license to use the term "Smith Barney" in the United States as part of its name only in connection with the operation of an investment company. It is further provided in the License Agreement that Smith Barney may use or license the above term in connection with other investment companies, subject to the requirements of the Investment Company Act of 1940, or any other business enterprise during the term of such License Agreement or thereafter. The
License Agreement is terminable by Smith Barney on sixty days' notice to the Investment Company. Upon such termination the Investment Company is required to change its name to one which does not include the above term.



     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the date first above written by their officers thereunto authorized.


		SMITH BARNEY WORLD FUNDS, INC.


		By
		     Chairman of the Board and
		     Chief Executive Officer

CORPORATE SEAL
Attest:



	   Secretary


		SMITH, BARNEY ADVISERS, INC.


		By
		     President
CORPORATE SEAL
Attest:


	    Secretary







	SMITH BARNEY WORLD FUNDS, INC.



	MANAGEMENT AGREEMENT made this 14th day of January, 1995, between SMITH BARNEY WORLD FUNDS, INC., a Maryland corporation (hereinafter called the "Investment Company"), on behalf of the Emerging Markets Portfolio (referred to herein as the "Portfolio"), and SMITH BARNEY MUTUAL FUNDS MANAGEMENT, INC., a Delaware corporation hereinafter called the "Manager").

	WHEREAS, the Portfolio has been organized for the purpose of investing its funds in securities and desires to avail itself of the experience, sources of information, advice, assistance and facilities available to the Manager and to have the Manager perform for it various management, statistical, accounting and clerical services; and the Manager is willing to furnish such advice, facilities and services on the terms and conditions hereinafter set forth.

	NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed as follows:

	1. The Investment Company shall at all times keep the Manager fully informed with regard to the securities owned by the Portfolio, its funds available or to become available for investment, and generally as to the condition of its affairs. The Investment Company shall furnish the Manager with a copy of all financial statements certified by its financial officer, and a signed copy of each report prepared by certified public accountants with respect to it, and with such other information with regard to its affairs as the Manager may from time to time reasonably request.

	2. The Manager shall furnish to the Board of Directors and officers of the Investment Company advice and recommendations with respect to the acquisition, by purchase, exchange, subscription or otherwise, the holding, and the disposal, through sale, exchange or otherwise, of securities, and advice and recommendations with respect to other aspects of the business and affairs of the Portfolio; and shall, subject to the Board of Directors of the Investment Company, manage and supervise the business and affairs of the Portfolio.

	3. The Manager shall supply the Board of Directors and officers of the Investment Company with all statistical information reasonably required by them and reasonably available to the Manager; shall furnish the Portfolio with an office, and with ordinary clerical and bookkeeping services at such office; and shall authorize and permit any of its directors, officers and employees, who may be elected as directors or officers of the Investment Company, to serve in the capacities to which they are elected. All services to be furnished by the Manager under this Agreement may be furnished through the medium of any directors, officers or employees of the Manager.

	4. With respect to the Portfolio's securities, subject to the review and oversight of the Board of Directors of the Investment Company, the Manager shall purchase such securities from or through and sell such securities to or through such persons, brokers or dealers, including, if permitted by applicable law, Smith Barney Inc., as it shall deem appropriate. In placing orders for such purchases and sales it is recognized that the Manager may give consideration to research, statistical and other services furnished by brokers and dealers to the Manager or an affiliated person of the Manager for their use.

	5. No director, officer or employee of the Investment Company shall receive from the Investment Company any salary or other compensation as such director, officer or employee while he is at the same time a director, officer or employee of the Manager. This paragraph shall not apply to consultants and other persons who are not regular members of the Manager's staff.



	6. As compensation for the services performed and the facilities furnished by the Manager, including the services of any consultants retained by the Manager, the Investment Company shall pay to the Manager an annual fee of 1.00% of the Portfolio's average daily net assets; the fee is calculated daily and paid monthly. If this Agreement is terminated as of any date not the last day of a month, such fee shall be prorated and paid as promptly as possible after such date of termination.

	7. In the event that total expenses of the Portfolio in any fiscal year, including the Manager's advisory fee received under paragraph 6 above and the fee payable under the Plan of Distribution, but excluding interest, taxes, brokerage fees and extraordinary expenses, should exceed the lowest applicable annual expense limitation established pursuant to the statutes or regulations of any such jurisdictions in which shares of the Fund are then qualified for offer and sale, the Manager shall waive its management fee to the extent of any such excess. General corporate expenses of the Investment Company and the management fee shall be allocated among the Portfolios on the basis of relative net assets and direct expenses shall be charged to the respective Portfolios.

	8. The Manager assumes no responsibility under this Agreement other than to render the services called for hereunder in good faith.

	9. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Manager who may also be a director, officer or employee of the Investment Company to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business or to render services of any kind to any other corporation, firm, individual or association.

	10. This Agreement shall terminate automatically in the event of its assignment, the term "assignment" for this purpose having the definition set forth in Section 2(a) (4) of the Investment Company Act of 1940, as amended (the "1940 Act").

	11. This Agreement may be terminated at any time, without the payment of any penalty, (a) by the Board of Directors of the Investment Company or by vote of a majority of the outstanding voting securities of the Portfolio as defined in the 1940 Act and Rules thereunder on sixty days' written notice addressed to the Manager at its principal place of business; and (b) by the Manager on sixty days' written notice addressed to the Investment Company at its principal place of business.

	12. This Agreement shall become effective upon its execution by an authorized officer of the respective parties to the Agreement. This Agreement shall continue in effect only so long as its continuance is specifically approved annually as required by the 1940 Act.

	13. Under a License Agreement dated June 10, 1991 between the Investment Company and Smith Barney Inc. ("Smith Barney"), Smith Barney has granted to the Investment Company a royalty-free, non-exclusive license to use the term "Smith Barney" in the United States as part of its name only in connection with the operation of an investment company. It is further provided in the License Agreement that Smith Barney may use or license the above term in connection with other investment companies, subject to the requirements of the 1940 Act, or any other business enterprise during the term of such License Agreement or thereafter. The License Agreement is terminable by Smith Barney on sixty days' notice to the Investment Company. Upon such termination the Investment Company is required to change its name to one which does not include the above term.



     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the date first above written by their officers thereunto authorized.


		SMITH BARNEY WORLD FUNDS, INC.


		By
		     President


CORPORATE SEAL
Attest:



	   Secretary


		SMITH BARNEY MUTUAL FUNDS
	MANAGEMENT, INC.


		By
		     President
CORPORATE SEAL
Attest:


	    Secretary



	SMITH BARNEY WORLD FUNDS, INC.



	MANAGEMENT AGREEMENT made this 10th day of July, 1994, between SMITH BARNEY WORLD FUNDS, INC., a Maryland corporation (hereinafter called the "Investment Company"), on behalf of the International Balanced Portfolio (referred to herein as the "Portfolio"), and SMITH, BARNEY ADVISERS, INC., a Delaware corporation (hereinafter called the "Manager").

	WHEREAS, the Portfolio has been organized for the purpose of investing its funds in securities and desires to avail itself of the experience, sources of information, advice, assistance and facilities available to the Manager and to have the Manager perform for it various management, statistical, accounting and clerical services; and the Manager is willing to furnish such advice, facilities and services on the terms and conditions hereinafter set forth.

	NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed as follows:

	1. The Investment Company shall at all times keep the Manager fully informed with regard to the securities owned by the Portfolio, its funds available or to become available for investment, and generally as to the condition of its affairs. The Investment Company shall furnish the Manager with a copy of all financial statements certified by its financial officer, and a signed copy of each report prepared by certified public accountants with respect to it, and with such other information with regard to its affairs as the Manager may from time to time reasonably request.

	2. The Manager shall furnish to the Board of Directors and officers of the Investment Company advice and recommendations with respect to the acquisition, by purchase, exchange, subscription or otherwise, the holding, and the disposal, through sale, exchange or otherwise, of securities, and advice and recommendations with respect to other aspects of the business and affairs of the Portfolio; and shall, subject to the Board of Directors of the Investment Company, manage and supervise the business and affairs of the Portfolio.

	3. The Manager shall supply the Board of Directors and officers of the Investment Company with all statistical information reasonably required by them and reasonably available to the Manager; shall furnish the Portfolio with an office, and with ordinary clerical and bookkeeping services at such office; and shall authorize and permit any of its directors, officers and employees, who may be elected as directors or officers of the Investment Company, to serve in the capacities to which they are elected. All services to be furnished by the Manager under this Agreement may be furnished through the medium of any directors, officers or employees of the Manager.

	4. With respect to the Portfolio's securities, subject to the review and oversight of the Board of Directors of the Investment Company, the Manager shall purchase such securities from or through and sell such securities to or through such persons, brokers or dealers, including, if permitted by applicable law, Smith Barney Inc., as it shall deem appropriate. In placing orders for such purchases and sales it is recognized that the Manager may give consideration to research, statistical and other services furnished by brokers and dealers to the Manager or an affiliated person of the Manager for their use.


	5. No director, officer or employee of the Investment Company shall receive from the Investment Company any salary or other compensation as such director, officer or employee while he is at the same time a director, officer or employee of the Manager. This paragraph shall not apply to consultants and other persons who are not regular members of the Manager's staff.



	6. As compensation for the services performed and the facilities furnished by the Manager, including the services of any consultants retained by the Manager, the Investment Company shall pay to the Manager an annual fee of 0.85% of the Portfolio's average daily net assets; the fee is calculated daily and paid monthly. If this Agreement is terminated as of any date not the last day of a month, such fee shall be prorated and paid as promptly as possible after such date of termination.

	7. In the event that total expenses of the Portfolio in any fiscal year, including the Manager's advisory fee received under paragraph 6 above and the fee payable under the Plan of Distribution, but excluding interest, taxes, brokerage fees and extraordinary expenses, should exceed the lowest applicable annual expense limitation established pursuant to the statutes or regulations of any such jurisdictions in which shares of the Fund are then qualified for offer and sale, the Manager shall waive its management fee to the extent of any such excess. General corporate expenses of the Investment Company and the management fee shall be allocated among the Portfolios on the basis of relative net assets and direct expenses shall be charged to the respective Portfolios.

	8. The Manager assumes no responsibility under this Agreement other than to render the services called for hereunder in good faith.

	9. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Manager who may also be a director, officer or employee of the Investment Company to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business or to render services of any kind to any other corporation, firm, individual or association.

	10. This Agreement shall terminate automatically in the event of its assignment, the term "assignment" for this purpose having the definition set forth in Section 2(a) (4) of the Investment Company Act of 1940 (the "1940 Act").

	11. This Agreement may be terminated at any time, without the payment of any penalty, (a) by the Board of Directors of the Investment Company or by vote of a majority of the outstanding voting securities of the Portfolio as defined in the 1940 Act and Rules thereunder on sixty days' written notice addressed to the Manager at its principal place of business; and (b) by the Manager on sixty days' written notice addressed to the Investment Company at its principal place of business.

	12. This Agreement shall become effective upon its execution by an authorized officer of the respective parties to the Agreement. This Agreement shall continue in effect only so long as its continuance is specifically approved annually as required by the 1940 Act.

	13. Under a License Agreement dated June 10, 1991 between the Investment Company and Smith Barney Inc. ("Smith Barney"), Smith Barney has granted to the Investment Company a

	- 2 -


royalty-free, non-exclusive license to use the term "Smith Barney" in the United States as part of its name only in connection with the operation of an investment company. It is further provided in the License Agreement that Smith Barney may use or license the above term in connection with other investment companies, subject to the requirements of the 1940 Act or any other business enterprise during the term of such License Agreement or thereafter. The License Agreement is terminable by Smith Barney on sixty days' notice to the Investment Company. Upon such termination the Investment Company is required to change its name to one which does not include the above term.



     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the date first above written by their officers thereunto authorized.


		SMITH BARNEY WORLD FUNDS, INC.


		By                        __________

		     Executive Vice President


CORPORATE SEAL
Attest:


                      ____________
	   Secretary


		SMITH, BARNEY ADVISERS, INC.


		By __________

		     President
CORPORATE SEAL
Attest:

                     _____________
	    Secretary










	- 3 -




	SMITH BARNEY WORLD FUNDS, INC.



	MANAGEMENT AGREEMENT made this June 10, 1991, between SMITH BARNEY WORLD FUNDS, INC., a Maryland corporation (hereinafter called the "Investment Company"), on behalf of the Global Government Bond Portfolio (referred to herein as the "Portfolio"), and SMITH, BARNEY ADVISERS, INC., a Delaware corporation (hereinafter called the "Manager").

	WHEREAS, the Portfolio has been organized for the purpose of investing its funds in securities and desires to avail itself of the experience, sources of information, advice, assistance and facilities available to the Manager and to have the Manager perform for it various management, statistical, accounting and clerical services; and the Manager is willing to furnish such advice, facilities and services on the terms and conditions hereinafter set forth.

	NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed as follows:

	1. The Investment Company shall at all times keep the Manager fully informed with regard to the securities owned by the Portfolio, its funds available or to become available for investment, and generally as to the condition of its affairs. The Investment Company shall furnish the Manager with a copy of all financial statements certified by its financial officer, and a signed copy of each report prepared by certified public accountants with respect to it, and with such other information with regard to its affairs as the Manager may from time to time reasonably request.

	2. The Manager shall furnish to the Board of Directors and officers of the Investment Company advice and recommendations with respect to the acquisition, by purchase, exchange, subscription or otherwise, the holding, and the disposal, through sale, exchange or otherwise, of securities, and advice and recommendations with respect to other aspects of the business and affairs of the Portfolio; and shall, subject to the Board of Directors of the Investment Company, manage and supervise the business and affairs of the Portfolio.

	3. The Manager shall supply the Board of Directors and officers of the Investment Company with all statistical information reasonably required by them and reasonably available to the Manager; shall furnish the Portfolio with an office, and with ordinary clerical and bookkeeping services at such office; and shall authorize and permit any of its directors, officers and employees, who may be elected as directors or officers of the Investment Company, to serve in the capacities to which they are elected. All services to be furnished by the Manager under this Agreement may be furnished through the medium of any directors, officers or employees of the Manager.

	4. With respect to the Portfolio's securities, subject to the review and oversight of the Board of Directors of the Investment Company, the Manager shall purchase such securities from or through and sell such securities to or through such persons, brokers or dealers, including, if permitted by applicable law, Smith Barney, Harris Upham & Co. Incorporated, as it shall deem appropriate. In placing orders for such purchases and sales it is recognized that the Manager may give consideration to research, statistical and other services furnished by brokers and dealers to the Manager or an affiliated person of the Manager for their use.

	5. No director, officer or employee of the Investment Company shall receive from the Investment Company any salary or other compensation as such director, officer or employee while he is at the same time a director, officer or employee of the Manager. This paragraph shall not apply to consultants and other persons who are not regular members of the Manager's staff.



	6. As compensation for the services performed and the facilities furnished by the Manager, including the services of any consultants retained by the Manager, the Investment Company shall pay a fee to the Manager a monthly fee equal to 1/12 of 0.75% of the Portfolio's average daily net assets. If this Agreement is terminated as of any date not the last day of a month, such fee shall be prorated and paid as promptly as possible after such date of termination.

	7. In the event that total expenses of the Portfolio in any fiscal year, including the Manager's advisory fee received under paragraph 6 above and the fee payable under the Plan of Distribution, but excluding interest, taxes, brokerage fees and extraordinary expenses, should exceed the lowest applicable annual expense limitation established pursuant to the statutes or regulations of any such jurisdictions in which shares of the Fund are then qualified for offer and sale, the Manager shall waive its management fee to the extent of any such excess. General corporate expenses of the Investment Company and the management fee shall be allocated among the Portfolios on the basis of relative net assets and direct expenses shall be charged to the respective Portfolios.

	8. The Manager assumes no responsibility under this Agreement other than to render the services called for hereunder in good faith.

	9. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Manager who may also be a director, officer or employee of the Investment Company to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business or to render services of any kind to any other corporation, firm, individual or association.

	10. This Agreement shall terminate automatically in the event of its assignment, the term "assignment" for this purpose having the definition set forth in Section 2(a) (4) of the Investment Company Act of 1940.

	11. This Agreement may be terminated at any time, without the payment of any penalty, (a) by the Board of Directors of the Investment Company or by vote of a majority of the outstanding voting securities of the Portfolio as defined in the Investment Company Act of 1940 and Rules thereunder on sixty days' written notice addressed to the Manager at its principal place of business; and (b) by the Manager on sixty days' written notice addressed to the Investment Company at its principal place of business.

	12. This Agreement shall become effective upon its approval by the shareholders of the Fund in the manner prescribed by the Investment Company Act of 1940 and Rules thereunder. This Agreement shall continue in effect only so long as its continuance is specifically approved annually as required by the Investment Company Act of 1940, as amended.

	13. Under a License Agreement dated June 10, 1991 between the Investment Company and Smith Barney, Harris Upham & Co. Incorporated ("Smith Barney"),
Smith Barney has granted to the Investment Company a royalty-free, non-exclusive license to use the term "Smith Barney" in the United States as part of its name only in connection with the operation of an investment company.
It is further provided in the License Agreement that Smith Barney may use or license the above term in connection with other investment companies, subject to the requirements of the Investment Company Act of 1940, or any other business enterprise during the term of such License Agreement or thereafter.
The License Agreement is terminable by Smith Barney on sixty days' notice to the Investment Company. Upon such termination the Investment Company is required to change its name to one which does not include the above term.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the date first above written by their officers thereunto authorized.


		SMITH BARNEY WORLD FUNDS, INC.

		By

CORPORATE SEAL
Attest:

	   Secretary


		SMITH, BARNEY ADVISERS, INC.

		By

CORPORATE SEAL
Attest:

	    Secretary



	SMITH BARNEY WORLD FUNDS, INC.



	MANAGEMENT AGREEMENT made this November 15, 1991, between SMITH BARNEY WORLD FUNDS, INC., a Maryland corporation (hereinafter called the "Investment Company"), on behalf of the International Equity Portfolio (referred to herein as the "Portfolio"), and SMITH, BARNEY ADVISERS, INC., a Delaware corporation (hereinafter called the "Manager").

	WHEREAS, the Portfolio has been organized for the purpose of investing its funds in securities and desires to avail itself of the experience, sources of information, advice, assistance and facilities available to the Manager and to have the Manager perform for it various management, statistical, accounting and clerical services; and the Manager is willing to furnish such advice, facilities and services on the terms and conditions hereinafter set forth.

	NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed as follows:

	1. The Investment Company shall at all times keep the Manager fully informed with regard to the securities owned by the Portfolio, its funds available or to become available for investment, and generally as to the condition of its affairs. The Investment Company shall furnish the Manager with a copy of all financial statements certified by its financial officer, and a signed copy of each report prepared by certified public accountants with respect to it, and with such other information with regard to its affairs as the Manager may from time to time reasonably request.

	2. The Manager shall furnish to the Board of Directors and officers of the Investment Company advice and recommendations with respect to the acquisition, by purchase, exchange, subscription or otherwise, the holding, and the disposal, through sale, exchange or otherwise, of securities, and advice and recommendations with respect to other aspects of the business and affairs of the Portfolio; and shall, subject to the Board of Directors of the Investment Company, manage and supervise the business and affairs of the Portfolio.

	3. The Manager shall supply the Board of Directors and officers of the Investment Company with all statistical information reasonably required by them and reasonably available to the Manager; shall furnish the Portfolio with an office, and with ordinary clerical and bookkeeping services at such office; and shall authorize and permit any of its directors, officers and employees, who may be elected as directors or officers of the Investment Company, to serve in the capacities to which they are elected. All services to be furnished by the Manager under this Agreement may be furnished through the medium of any directors, officers or employees of the Manager.

	4. With respect to the Portfolio's securities, subject to the review and oversight of the Board of Directors of the Investment Company, the Manager shall purchase such securities from or through and sell such securities to or through such persons, brokers or dealers, including, if permitted by applicable law, Smith Barney, Harris Upham & Co. Incorporated, as it shall deem appropriate. In placing orders for such purchases and sales it is recognized that the Manager may give consideration to research, statistical and other services furnished by brokers and dealers to the Manager or an affiliated person of the Manager for their use.

	5. No director, officer or employee of the Investment Company shall receive from the Investment Company any salary or other compensation as such director, officer or employee while he is at the same time a director, officer or employee of the Manager. This paragraph shall not apply to consultants and other persons who are not regular members of the Manager's staff.



	6. As compensation for the services performed and the facilities furnished by the Manager, including the services of any consultants retained by the Manager, the Investment Company shall pay a fee to the Manager a monthly fee equal to 1/12 of 0.85% of the Portfolio's average daily net assets. If this Agreement is terminated as of any date not the last day of a month, such fee shall be prorated and paid as promptly as possible after such date of termination.

	7. In the event that total expenses of the Portfolio in any fiscal year, including the Manager's advisory fee received under paragraph 6 above and the fee payable under the Plan of Distribution, but excluding interest, taxes, brokerage fees and extraordinary expenses, should exceed the lowest applicable annual expense limitation established pursuant to the statutes or regulations of any such jurisdictions in which shares of the Fund are then qualified for offer and sale, the Manager shall waive its management fee to the extent of any such excess. General corporate expenses of the Investment Company and the management fee shall be allocated among the Portfolios on the basis of relative net assets and direct expenses shall be charged to the respective Portfolios.

	8. The Manager assumes no responsibility under this Agreement other than to render the services called for hereunder in good faith.

	9. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Manager who may also be a director, officer or employee of the Investment Company to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business or to render services of any kind to any other corporation, firm, individual or association.

	10. This Agreement shall terminate automatically in the event of its assignment, the term "assignment" for this purpose having the definition set forth in Section 2(a) (4) of the Investment Company Act of 1940.

	11. This Agreement may be terminated at any time, without the payment of any penalty, (a) by the Board of Directors of the Investment Company or by vote of a majority of the outstanding voting securities of the Portfolio as defined in the Investment Company Act of 1940 and Rules thereunder on sixty days' written notice addressed to the Manager at its principal place of business; and (b) by the Manager on sixty days' written notice addressed to the Investment Company at its principal place of business.

	12. This Agreement shall become effective upon its approval by the shareholders of the Fund in the manner prescribed by the Investment Company Act of 1940 and Rules thereunder. This Agreement shall continue in effect only so long as its continuance is specifically approved annually as required by the Investment Company Act of 1940, as amended.

	13. Under a License Agreement dated June 10, 1991 between the Investment Company and Smith Barney, Harris Upham & Co. Incorporated ("Smith Barney"),
Smith Barney has granted to the Investment Company a royalty-free, non-exclusive license to use the term "Smith Barney" in the United States as part of its name only in connection with the operation of an investment company.
It is further provided in the License Agreement that Smith Barney may use or license the above term in connection with other investment companies, subject to the requirements of the Investment Company Act of 1940, or any other business enterprise during the term of such License Agreement or thereafter.
The License Agreement is terminable by Smith Barney on sixty days' notice to the Investment Company. Upon such termination the Investment Company is required to change its name to one which does not include the above term.



     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the date first above written by their officers thereunto authorized.


		SMITH BARNEY WORLD FUNDS, INC.

		By

CORPORATE SEAL
Attest:

	   Secretary


		SMITH, BARNEY ADVISERS, INC.

		By

CORPORATE SEAL
Attest:

	    Secretary